                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 25, 2004


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)


                                        333-64131
                                        333-89425
                                        333-68848
          New York                      333-106428               13-3436103
-----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


           343 Thornall Street, Edison, NJ                         08837
           ----------------------------------------            -------------
           (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code:   (732) 205-0600

Item 5.  Other Events:

         On or about June 25, 2004, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4, Series 2002-1, Series 2002-2, Series 2002-3, Series
2002-4, Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4, Series
2003-5, Series 2003-6, Series 2004-1 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1, Series 2003-C1, Series 2003-C2 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

         Exhibits     Description
         --------     -----------
           20.1       Monthly Reports with respect to the June 25, 2004
                      distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 7, 2004

                              JPMORGAN CHASE BANK
                              (f/k/a "The Chase Manhattan Bank"),
                              As Paying Agent, on behalf of Chase Funding, Inc.


                              By: /s/ Andrew M. Cooper
                              -----------------------------------
                              Name: Andrew M. Cooper
                              Title: Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.      Description
-----------      -----------------
  20.1           Monthly Reports with respect to the distribution to
                 certificateholders on June 25, 2004.